Income tax	12 Months Ended
Dec. 31, 2021
Text block [abstract]
Income tax
7. Income tax

All figures in £ millions	Notes	2021	2020	2019
Current tax
Charge in respect of current year		(96)	(18)	(51)
Adjustments in respect of prior years		(12)	4	21

Total current tax charge		(108)	(14)	(30)

Deferred tax
In respect of temporary differences		98	(28)	59
Other adjustments in respect of prior years		13	(2)	5

Total deferred tax credit/(charge)	13	111	(30)	64

Total tax credit/(charge)		3	(44)	34

The adjustments in respect of prior years in 2021 2020 and 2019 primarily arise from revising the previous year’s reported tax provision to reflect the tax returns subsequently filed. This results in a change between deferred and current tax as well as an absolute benefit to the total tax charge
.
The tax on the Group’s profit before tax differs from the theoretical amount that would arise using the UK tax rate as follows:

All figures in £ millions	2021	2020	2019
Profit before tax	157	354	232
Tax calculated at UK rate (2021: 19%, 2020: 19%: 2019: 19%)	(30)	(67)	(44)
Effect of overseas tax rates	(23)	(6)	(2)
Effect of UK rate change	25	(5)	—
Joint venture and associate income reported net of tax	—	1	10
Intra-group financing benefit	7	14	11
Movement in provisions for tax uncertainties	—	24	3
Net expense not subject to tax	(9)	(7)	(10)
Gains and losses on sale of businesses not subject to tax	4	21	57
Unrecognised tax losses	6	(21)	(17)
Benefit from changes in local tax law	11	—	—
Benefit from US accounting method changes	11	—	—
Adjustments in respect of prior years	1	2	26

Total tax credit/(charge)	3	(44)	34

UK	27	23	(12)
Overseas	(24)	(67)	46

Total tax credit/(charge)	3	(44)	34

Tax rate reflected in earnings	(1.8)%	12.5%	(14.7)%

Key judgements
– The application of tax legislation in relation to provisions for uncertain tax positions.
Key areas of estimation
– The level of provisions required in relation to uncertain tax positions is complex and each matter is separately assessed. The estimation of future settlement amounts is based on a number of factors including the status of the unresolved matter, clarity of legislation, range of possible outcomes and the statute of limitations.
Included in net expense not subject to tax are foreign taxes not creditable, the tax impact of share-based payments and other expenses not deductible.
Factors which may affect future tax charges in tax legislation, transfer pricing regulations, the level and mix of profitability in different countries, and settlements with tax authorities.
The movement in provisions for tax uncertainties primarily reflects releases due to the expiry of relevant statutes of limitation, settlement of certain audits and the establishment of provisions for new uncertain tax positions. The current tax liability of £125m (2020: £84m; 2019: £55m) includes £104m (2020: £104m; 2019: £152m) of provisions for tax uncertainties principally in respect of several matters in the US, the UK and China. The matters provided for include the allocation between territories of proceeds of historical business disposals and the potential disallowance of intra-group
recharges.
The Group is currently under audit in several countries, and the timing of any resolution of these audits is uncertain. Of the balance of £104m, £80m relates to 2017 and earlier. In most countries, tax years up to and

Contingent liabilities relating to tax are disclosed in note 34.
The tax benefit/(charge) recognised in other comprehensive income is as follows:

All figures in £ millions	2021	2020	2019
Net exchange differences on translation of foreign operations	10	(13)	5
Fair value gain on other financial assets	(3)	(6)	(4)
Remeasurement of retirement benefit obligations	(61)	2	22

	(54)	(17)	23